SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Wells Fargo Global Small Cap Fund (the “Fund”)

Robert Rifkin, CFA has announced his intention to retire from Wells Capital Management Incorporated on April 15, 2020. After April 15, 2020, all references to Robert Rifkin, CFA in the Fund’s Prospectuses and Statement of Additional Information are hereby removed.

November 13, 2019	IEAM119/P301SP2